EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 1, 2004


                                 Nestor Partners
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             (Exact name of registrant as specified in its charter)


        New Jersey                         000-50725            22-2149317
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(State or other jurisdiction              (Commission          (IRS Employer
       of incorporation)                  File Number)       Identification No.)


  c/o Millburn Ridgefield Corporation
 411 West Putnam Avenue, Greenwich, CT                06830
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 (Address of principal executive offices)            (Zip Code)

                  Registrant's telephone number, including area code: 203-625-7554


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02 Unregistered Sales of Equity Securities.

On July 1, 2004, August 1, 2004 and September 1, 2004, Registrant sold equity securities in Registrant ("Interests" or "Limited Partnership Interests") to existing and new limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate consideration for Interests sold on July 1, 2004 was $6,657,133 in cash; the aggregate consideration for Interests sold on August 1, 2004 was $1,816,254 in cash; and the aggregate consideration for Interests sold on September 1, 2004 was $2,150,473 in cash. The Limited Partnership Interests were issued by Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising. In connection with the sales of the Interests described above, there were no underwriting discounts or commissions.

                                                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Millburn Ridgefield Corporation,
                                        General Partner of Nestor Partners
                                        ----------------------------------------
                                                                   (Registrant)

Date:  September 3, 2004                By: /s/Gregg Buckbinder
                                        ----------------------------------------
                                                                   (Signature)*
                                        Gregg Buckbinder
                                        Senior Vice President &
                                        Chief Operating Officer



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